Exhibit 10.27

Continuing Pledge Agreement

Dated as of April 28, 2006

Pledge. AMEDICA CORP., Tax Identification No. 84-1375299, whose address is stated below Grantor’s signature herein, and, if applicable, whose State Organization Number is stated below Grantor’s signature herein (the “Pledgor”) pledges, assigns, transfers and grants to CHASE EQUIPMENT LEASING INC., whose address is 1111 Polaris Parkway, Suite A3, Columbus, Ohio 43240 (together with its successors and assigns, the “Bank”) a continuing security interest in the property listed below under the heading “Schedule of Collateral” (the “Collateral) owned by the Pledgor, all Collateral in which the Pledgor has rights or power to transfer rights and all Collateral in which the Pledgor later acquires ownership, other rights or the power to transfer rights to secure the payment and performance of the Liabilities. If the Collateral consists of “investment property” or “financial assets,” as such terms are defined in the Uniform Commercial Code of Ohio, as in effect from time to time (the “UCC”), the grant includes any stock rights, stock dividends, liquidating dividends, new securities, financial assets and other property to which the Pledgor may become entitled because it owns the Collateral and such property delivered to the Bank or to an intermediary designated by the Bank subject to the control of the Bank to satisfy the requirements of the paragraph herein captioned “Loan Value of Collateral and Pledged JPMCB Deposits”. The Pledgor has transferred the securities to the Bank or other intermediary, as directed by the Bank, that has entered into control agreements in form and substance satisfactory to the Bank. In the event the transfer is not complete, the Pledgor will complete it within ten (10) days. Collateral shall not include any common trust funds of the Bank in which the Bank is prohibited by applicable law from taking a security interest.

SCHEDULE OF COLLATERAL.

Account Number 360 64 145 (including any successor account, howsoever numbered, “Account”) held at J.P. MORGAN SECURITIES INC. and all investment property, financial assets, securities, securities entitlements, instruments, investments, cash, free credit balances, other funds and amounts and other assets of every nature and description at any time held in or credited to the Account; and

Account Number 220-02513 RC1 (including any successor account, howsoever numbered, “Account”) held at BEAR, STEARNS & CO. INC. and all investment property, financial assets, securities, securities entitlements, instruments, investments, cash, free credit balances, other funds and amounts and other assets of every nature and description at any time held in or credited to the Account.

Collateral includes all substitutions, additions, renewals, investments, reinvestments, free credit balances, cash proceeds, general intangibles, insurance, products and supporting obligations including but not limited to all interest, dividends, other proceeds, instruments and other property now or hereafter received, receivable or otherwise distributed in connection with the sale, lease, license, exchange or other disposition of any Collateral.

Borrower. The term “Borrower” in this Pledge means each and all of AMEDICA CORP.

Representations, Warranties and Covenants. The Pledgor represents, warrants and agrees with the Bank that until this Pledge terminates and all Liabilities are paid in full, it owns and it will own the Collateral free and dear of any liens, security interests, assignments or other encumbrances. The Pledgor will not attempt to sell or assign the Collateral if such sale or assign will cause a violation of any of the provisions of the paragraph herein captioned “Loan Value of Collateral and Pledged JPMCB Deposits” or create any lien, security interest, assignment or other encumbrance or claim against it. The Pledgor agrees to reimburse the Bank, on demand, for any amounts paid or advanced by the Bank for the purpose of preserving all or any part of the Collateral. The Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable law.

The Pledgor represents, warrants and covenants with the Bank that until this Pledge terminates and all Liabilities are paid in full no financing statement or similar record covering all or any part of the Collateral is on file in any public office, and no person or entity other than the Bank has control of the Collateral unless the Bank has approved that riling and/or control in writing. From time to time at the Bank’s request, the Pledgor will execute one or more financing statements and control agreements in form and substance satisfactory to the Bank and will pay the cost of filing them in all public offices or recording them with any intermediary where filing or recording is deemed by the Bank to be necessary or desirable. In addition, the Pledgor shall execute and deliver, or cause to be executed and delivered, such other documents as the Bank may from time to time request to create, to perfect, to assure the continuing first priority of or to further evidence, the security interest created in the Collateral by this Pledge, including: (a) a notice of security interest and/or a control agreement with respect to any Collateral from persons or entities considered necessary or desirable by the Bank, all in form and substance satisfactory to the Bank; (b) a notice to and acknowledgement from and control agreement with any bailee or other person who maintains, possesses or controls any of the Collateral, all in form and substance satisfactory to the Bank: and (c) any consent to the assignment of proceeds of any letter of credit, all in form and substance satisfactory to the Bank.

The Bank shall have the right now and at any time in the future, in its sole and absolute discretion and without notice to the Pledgor: to (a) prepare, file and sign the Pledgor’s name on any proof of claim in bankruptcy or similar document against any owner of the Collateral and (b) to prepare, file and sign the Pledgor’s name on any financing statement or similar record, notice of lien, control agreement, assignment or satisfaction of lien or similar document in connection with the Collateral.

The Pledgor represents and warrants to the Bank that the following statements are true and will remain true until the termination of this Pledge and payment in full of all Liabilities (a) its principal residence or chief executive office is at the address shown above: (b) the Pledgor’s name as it appears in this Pledge is identical to the name of the Pledgor appearing in the Pledgor’s organizational documents, as amended, including any trust documents; and (c) the State Organization Number, if any, shown above is correct. The Pledgor will not, without the Bank’s prior written consent, change (a) the Pledgor’s name, (b) the Pledgees business organization, (c) the jurisdiction under which the Pledgor’s business organization is formed or organized, or (d) the address of the Pledgor’s chief executive office or principal residence or of any additional places of the Pledgor’s business.

Bank Appointed Attorney-in-Fact. The Pledgor authorizes and irrevocably appoints the Bank as the Pledgor’s attorney-in-fact, to do any of the following without notice to the Pledgor or any other person or entity: to take any action and to execute or otherwise authenticate any record or other documentation that the Bank considers necessary or advisable to accomplish the purposes of this Pledge, to exercise any rights under this Pledge and to perform any of the undersigned’s obligations under this Pledge including but not limited to the following: (a) to endorse and collect all checks, drafts, other payment orders and instruments representing or included in, the Collateral or representing any payment, dividend or distribution relating to any Collateral; (b) to direct any securities or commodity intermediary or issuer of any Collateral to comply with instructions originated by the Bank directing distribution of the Collateral without the undersigned’s further consent; (c) to transfer to or restyle any Collateral into the name of the Bank or the Bank’s nominee or any broker-dealer that may be an affiliate of the Bank (including converting physical certificates to took-entry holdings); (d) to transfer to the account of the Bank with any Federal Reserve Bank as Collateral held in book entry form with any Federal Reserve Bank; (e) to execute any control agreement or stock powers or other document of transfer; and (f) to execute any record reasonably believed necessary or appropriate by the Bank for compliance with laws, rules or regulations applicable to any Collateral (including any documentation reasonably believed necessary by the Bank for compliance with Rule 144 or any other restrictions, laws, rules or regulations applicable to any Collateral hereunder that constitutes restricted securities under the applicable securities laws) and to vote any and all securities or exercise any similar right with respect to any Collateral and the Bank is granted an irrevocable proxy to so vote on the undersigned’s behalf. The Pledgor’s signature on this Pledge or other authentication of this Pledge shall constitute an irrevocable direction by the Pledgor to any bank, custodian, broker-dealer, any other securities intermediary or commodity intermediary or other financial intermediary holding any Collateral or any issuer of any letters of credit to comply with the instructions or entitlement orders, as applicable of the Bank, without the further consent of the Pledgor or any other person or entity. This appointment is Irrevocable and coupled with an interest and shall survive the death or disability of the Pledgor.

Loan Value of Collateral and Pledged JPMCB Deposits. Pledgor agrees that at all times the amount of the Liabilities may not exceed the aggregate Loan Value of the Collateral and the Pledged JPMCB Accounts. The Bank retains the right to determine the eligibility of the Collateral. “Loan Value” means: (a) the value assigned by the Bank from time to time, in its sole reasonable discretion, to each item of the Collateral; and (b) the principal amount of the Pledged JPMCB Deposits. “Pledged JPMCB Deposits” means the accounts pledged as collateral security by Pledgor in favor of the Bank pursuant to the Assignment of Deposit Account No. 707540704 and Assignment of Deposit Account No. 20497139, each dated on or about the date of this Pledge. If Pledgor violates the provisions of this paragraph (a “Loan Value Violation”), then, so long as there is no other violation of the provisions of this Pledge and no other default or event of default with respect to any Liabilities or any agreement related to the Liabilities, the Bank’s rights and remedies for the Loan Value Violation shall be as follows; (a) to notify J.P. MORGAN SECURITIES INC. and/or BEAR, STEARNS & CO. INC. to freeze one or more of the Accounts (the “Freeze Notice”) whereupon no further sales, purchases or withdrawals may be made by Pledgor from the affected Account for a period of 30 days; (b) to promptly notify Pledgor of any such Freeze Notice; and (c) within said 30-day period after the Freeze Notice, to demand that Pledgor supplement the Collateral and/or the Pledged JPMCB Accounts so as to cure the Loan Value Violation. If Pledgor fails to cure the Loan Value Violation as set forth in clause (c) of this paragraph within the above-described 30-day cure period or if any other default or event of default with respect to any Liabilities or any agreement related to the Liabilities during the above-described 30-day cure period, then the Bank shall have all rights and remedies provided herein and/or in any agreement related to the Liabilities.

Registration Rights. If any of the Collateral consists of securities not registered under the Securities Act of 1933, and the issuer proposes to register any of its securities, the Pledgor will give the Bank notice of that fact. In addition, and at no cost to the Bank, the Pledgor will use its best efforts to induce the issuer to register the pledged securities so that they may be disposed of by public sate or other public disposition. Upon the completion of registration, the Pledgor will deliver certificates without any restrictive legend in exchange for the unregistered securities. The Pledgor indemnifies and holds the Bank harmless against any loss, claim, damage or liability arising out of the registration process, and will reimburse the Bank for any legal or other expenses incurred by the Bank as a result.

Voting Rights. Until the occurrence of a default or event of default with respect to any Liabilities or any agreement related to the Liabilities, the Pledgor may exercise all voting and consensual powers and rights pertaining to any Collateral for all purposes not inconsistent with the terms of this Pledge and may receive and retain all dividends (other than stock or liquidating dividends) on the Collateral prior to any event of default or default. All dividends in stock or property representing stock, and all subscription rights, warrants or other rights or options, all liquidating dividends or distributions, and all securities or other property received as a result of a merger or consolidation, will be Collateral and must be delivered to the Bank or as instructed by the Bank.

Instructions Regarding the Collateral. The Bank may act upon any instructions given by the Pledgor whether in writing or not, with regard to additions or substitutions or sale or other disposition of the Collateral and its proceeds. The Pledgor agrees that any additions to, substitutions for or proceeds of the Collateral that it receives will be held for the Bank’s benefit and turned over to the Bank. The Pledgor also gives the Bank permission to have the Collateral or any part of it transferred to or registered in the Bank’s name or in the name of any other person or business entity with or without designation of the capacity of that nominee, and will hold the Bank harmless from any liability or responsibility that might result. A carbon, photographic or other reproduction of this Pledge is sufficient as, and can be filed as, a financing statement or other similar record. The Bank is irrevocably appointed the Pledgor’s attorney-in-fact to execute any financing statement or similar record on the Pledgor’s behalf covering the Collateral. The Pledgor authorizes the Bank to file one or more financing statements or similar records related to the security interests created by this Pledge, and further authorizes the Bank, Instead of the Pledgor, to sign such financing statements.

Default; Remedies. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities or if Pledgor violates any of the provisions of this Pledge, including, without limitation, the paragraph herein captioned “Loan Value of Collateral and Pledged JPMCB Deposits”, then the Bank shall have all of the rights and remedies provided by law, in equity or this Pledge and the other agreements related to the Liabilities, including but not limited to the rights and remedies of a secured party under the UCC. The Pledgor agrees and acknowledges that because of applicable securities laws, the Bank may not be able to effect a public sale of the Collateral, and sales at a private sale may be on terns and at a price less favorable than if the securities were sold at a public sale. The Pledgor agrees that all private sales made under these circumstances shall be construed to have been made in a commercially reasonable manner. Should an event of default or a default occur, the Pledgor will pay to the Bank all costs reasonably incurred by the Bank for the purpose of enforcing its rights hereunder or to perform any obligation of the undersigned under this Pledge, to the extent not prohibited by taw, including, without limitation: costs of foreclosure; costs of obtaining money damages; and a reasonable fee for the services of internal and outside attorneys employed or engaged by the Bank or its affiliates for any purpose related to this Pledge, including, without limitation, consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or any proceeding. The Bank’s compliance with any applicable state or federal law requirements in connection with the disposition of the Collateral will not adversely affect the commercial reasonableness of any sale of the Collateral. These rights and remedies shall be cumulative and not exclusive. if the Pledgor is entitled to notice, that requirement will be met if the Bank sends notice at least ten (10) days prior to the date of sale, disposition or other event requiring notice, and such notice shall be deemed commercially reasonable. The proceeds of any sale shall be applied first to costs, then toward payment of the Liabilities in any order of application, whether or not the Liabilities have been declared to be due and owing; provided that, to the extent any Liabilities consist of extensions of credit by the Issuance of letters of credit or other like obligations of the Bank to third parties which have not been utilized, such proceeds shall be held by the Bank in a cash collateral account as security for the Liabilities.

Pledge. If the Pledgor is not liable for all or any part of the Liabilities, then the Pledgor agrees that:

1.	If any moneys become available from any source other than the Collateral that the Bank can apply to the Liabilities, the Bank may apply then in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not secured by this Pledge.

2.	The Bank may take any action against the Borrower, the Collateral or any other collateral for the Liabilities, or any other person or entity liable for any of the Liabilities.

3.	The Bank may release the Borrower or anyone else from the Liabilities, either in whole or in part, or release the Collateral in whole or in part or any other collateral for the Liabilities, and need not perfect a security interest in the Collateral or any other collateral for the Liabilities.

4.	The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the Collateral or any other collateral for the Liabilities, or exercise any right of setoff.

5.

Without notice or demand and without affecting the Pledgees obligations hereunder, from time to time, the Bank is authorized to: (a) renew, modify, compromise, rearrange, restate, consolidate, extend. accelerate or otherwise change the time for payment of, or otherwise change the terms of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, either in whole or in part, the Borrower. and release, either in whole or in part, substitute or add any one or more sureties, endorsers, or guarantors: (c) take and hold other collateral for the payment of the Liabilities, and enforce, exchange, substitute, subordinate, impair, waive or release any such collateral; (d) proceed against the Collateral or any other collateral for the Liabilities and direct the order or manner of sale as the Bank in its discretion may determine; and (e) take any action against the Borrower, the Collateral or any other collateral for the Liabilities, or any other person or entity liable for any of the Liabilities, and (f) apply any and all moneys or payments received by the Bank in connection with the Liabilities, or recoveries from the Collateral or any other collateral for the Liabilities, in such order or manner as the Bank in its discretion may determine, including but not limited to applying them against obligations, indebtedness or liabilities which are not secured by this Pledge.

6.	The Pledgor’s obligations hereunder shall not be released, diminished or affected by (a) any act or omission of the Bank, (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower or any other obligor on the Liabilities, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower, any other obligor or any of their respective assets, (c) any change in the composition or structure of the Borrower or any other obligor on the Liabilities, including a merger or consolidation with any other person or entity, or (d) any payments made upon the Liabilities.

7.	The Pledgor expressly consents to any impairment of the Collateral or any other collateral for the Liabilities, including, but not limited to, failure to perfect a security interest in such collateral and any release, either in whole or in part, of the Collateral or any other collateral for the Liabilities, and such impairment or release shall not affect the Pledgor’s obligations hereunder.

8.	The Pledgor waives and agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person or entity liable on the Liabilities, or the Collateral, unfit the Borrower and the Pledgor have fully performed all their obligations to the Bank, even if those obligations are not covered by this Pledge.

9.

The Pledgor waives (a) to the extent not prohibited by law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, (b) any right the Pledgor may have to receive notice of the following matters before the Bank enforces any of its rights: (i) the Bank’s acceptance of this Pledge, (ii) incurrence or acquisition of any Liabilities, (iii) any credit that the Bank extends to the Borrower, (iv) collateral received or delivered, default by any party to any agreements related to the Liabilities or other action taken in reliance on this Pledge, and all notices and other demands of any description: (v) diligence and promptness in preserving liability against any obligor on the Liabilities, and in collecting or bringing suit to collect the Liabilities from any obligor on the Liabilities or to pursue any remedy in the Bank’s power to pursue; (vi) notice of extensions, renewals, modifications, rearrangements, restatements and substitutions of the Liabilities or any collateral for the Liabilities; (vii) notice of failure to pay any of the Liabilities as they mature, any other default, adverse change in the financial condition of any obligor on the Liabilities, release or substitution of any collateral, subordination of the Bank’s rights in any collateral, and every other notice of every kind that may lawfully be waived; (viii) any demand, intent to accelerate, diligence, presentment, dishonor and protest, or (ix) any action that the Bank takes regarding the Borrower, any other person or entity, the Collateral, any other collateral for the Liabilities, or any of the Liabilities, which it may be entitled to contractually, by law or in equity, (c) any right the Pledgor may have to require the Bank to proceed against the Borrower, any guarantor or other obligor of the Liabilities, the Collateral or any other collateral for the Liabilities, or to pursue any remedy in the Bank’s power to pursue, or to exercise any right of setoff, (d) any defense based on any claim that the Pledgor’s obligations exceed or are more burdensome than those of the Borrower, (e) the benefit of any statute of limitations affecting the Pledgor’s obligations hereunder or the enforcement hereof, (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities, and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof, and (h) agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person or entity liable on the Liabilities, or the Collateral, until the Borrower and the Pledgor have fully performed all of their obligations to the Bank, even if those obligations are not covered by this Pledge. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver.

10.	The Pledgor agrees that to the extent any payment or transfer is received by the Bank in connection with the Liabilities, and all or any part of such payment or transfer is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be transferred or repaid by the Bank or transferred to or paid over to a trustee, receiver or any other person or entity, whether under any bankruptcy act or otherwise (any such payment or transfer is hereinafter referred to as a “Preferential Payment”), then this Pledge shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of this Pledge or whether this Pledge has been marked paid, cancelled, released or returned to Pledgor, and, to the extent of the payment or repayment or other transfer by the Bank, the Liabilities or part thereof intended to be satisfied by the Preferential Payment shall be revived and continued in full force and effect as if the Preferential Payment had not been made. if this Pledge must be reinstated, the Pledgor agrees to execute and deliver to the Bank any new pledges and agreements, if necessary or if requested by the Bank, in form and substance satisfactory to the Bank, covering the Collateral.

11.	The Pledgor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Bank’s collateral free and clear of all liens.

12.

The Pledgor has (a) without reliance on the Bank or any information received from the Bank and based upon the records and information the Pledgor deems appropriate, made an independent investigation of the Borrower, the Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances that may bear upon those transactions, the Borrower or the obligations, liabilities and risks undertaken pursuant to this Pledge; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower and the Bank has no duty to provide any information concerning the Borrower or other obligor on the Liabilities to the Pledgor, (c) full and complete access to the Borrower and any and all records relating to any Liabilities now or in the future owing by the Borrower; (d) not relied and will not rely upon any representations or warranties of the Bank not embodied in this Pledge or any acts taken by the Bank prior to or after the execution or other authentication and delivery of this Pledge (including but not limited to any review by the Bank of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrower); and (e) determined that the Pledgor wilt receive benefit, directly or indirectly, and has or will receive fair and reasonably equivalent value, for the grant of the interest in the Collateral to the Bank. By entering into this Pledge, the Pledgor does not intend: (i) to incur or believe that the Pledgor will incur debts that would be beyond the Pledgor’s ability to pay as those debts mature; or (ii) to hinder, delay or defraud any creditor of the Pledgor. The Pledgor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Pledgor are unreasonably small in relation to the business or transaction, and any property remaining with the Pledgor after the execution or other authentication of this Pledge is not unreasonably small capital.

Without limiting any foregoing waiver, consent or agreement, the Pledgor further waives any and all benefits of any law, rule or statute limiting any deficiency upon the sale or foreclosure of the Collateral or of any other collateral for the Liabilities, including Utah Code Annot. Sections 57-1-23 through 57-1-32, inclusive, and Utah Code Annot. Section 78-37-1, including any revision or replacement of such statutes hereafter enacted.

Without limiting any foregoing waiver, consent or agreement, the Pledgor further waives any and all benefits under Arizona Revised Statutes Section 12-1641 through 12-1646, inclusive, and Rule 17(f) of the Arizona Rules of Civil Procedure, including any revision or replacement of such statutes or rules hereafter enacted.

Without limiting any foregoing waiver, consent or agreement, the undersigned further waives all rights, if any, of the undersigned under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code and to the extent the undersigned is subject to the Texas Revised Partnership Act (“TRPA”) or Section 152.306 of the Texas Business Organizations Code (“BOC”), compliance by the Bank with Section 3.05(d) of TRPA and Section 152.306(b) of BOC.

Without limiting any foregoing waiver, consent or agreement, the Pledgor waives any and all rights to any prior notice or prior opportunity for a hearing that the Pledgor may have under Sections 52-278a to 52-278n, inclusive, of the Connecticut General Statutes, as the same may be amended, or under any similar law whether state, federal or constitutional, that may be hereafter enacted. the Pledgor further waives any requirement for the posting of a bond and any right to request a court to require the Bank to post a bond in connection with any prejudgment remedy sought, it being the Pledgees intent that in the event of any legal action between the Pledgor and the Bank pertaining to this Pledge, the Bank may invoke any prejudgment remedy, without providing the Pledgor with any prior notice or prior opportunity for a hearing and the Bank’s attorney is specifically authorized to issue a writ for any prejudgment remedy without prior court order. The Pledgor acknowledges that it has made these waivers knowingly and voluntarily and after consideration of the ramifications of these waivers with its attorneys.

Representation by Pledgor. The Pledgor represents that the following are and will remain true until termination of this Pledge and payment in full of all Liabilities: (a) the execution and delivery of this Pledge and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) this Pledge is a valid and binding agreement, enforceable according to its terms; and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, Including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Pledgor, other than a natural person, further represents that: (a) it is duly organized and validly existing under the laws of the state where it is organized and is in good standing in each state where it is doing business: and (b) the execution and delivery of this Pledge and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement or document governing its affairs.

Notice. Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by harid, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. “Delivery Day” means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be dosed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

Pledge Agreement In Addition to other Pledge Agreements. This Pledge is in addition to and not in substitution or replacement of any other pledge agreement executed by the Pledgor in favor of the Bank, and the Bank’s rights under this Pledge and any such other pledge agreement are cumulative.

Indemnification. The Pledgor agrees to indemnify, defend and hold the Bank, -its parent companies, subsidiaries, affiliates, their respective successors and assigns and each of their respective shareholders, directors, officers, employees and agents (collectively the “Indemnified Persons”) harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, interest, penalties, attorneys’ fees (including the fees and expenses of attorneys engaged by the Indemnified Person at the Indemnified Person’s reasonable discretion) and amounts paid in settlement (“Claims”) to which any Indemnified Person may become subject arising out of or relating to this Pledge or the Collateral, including any Claims resulting from any Indemnified Person’s own negligence, except to the limited extent that the Claims are proximately caused by the Indemnified Person’s gross negligence or willful misconduct. The indemnification provided for in this paragraph shall survive the termination of this Pledge and shall not be affected by the presence, absence or amount of or the payment or nonpayment of any claim under, any insurance.

Miscellaneous. The Pledgor ‘s obligations to the Bank under this Pledge are not subject to any condition, precedent or -subsequent, and shall not be released or affected by any change in the composition or structure of the Pledgor, including a merger or consolidation with any other person or entity. If more than one person or entity signs this Pledge as Pledgor, their obligations, covenants, representations and warranties are joint and several and the Collateral includes any property that is owned by any one or more of the undersigned, individually or jointly with any other person or entity. If more than one person or entity signs as the Pledgor or the Borrower, their obligations are joint and several arising out of or relating to this Pledge or the Collateral and each agreement representation, warranty and covenant shall be individual, joint and several and the “Collateral” includes any property that is owned by any Pledgor or the Borrower individually or jointly with any other. This Pledge is binding on the Pledgor and its heirs, successors and assigns, and is for the benefit of the Bank and its successors and assigns. The use of section headings does not limit the provisions of this Pledge.

Governing Law and Venue. This Pledge is delivered in the State of Ohio and governed by Ohio law (without giving effect to its laws of conflicts). The Pledgor and the Bank agree that any legal action or proceeding against it with respect to any of its obligations under this Pledge may be brought in any state or federal court located in such state, as the Bank in its sole discretion may elect By the execution and delivery of this agreement, the Pledgor and the Bank submit to and accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. The Pledgor and the Bank waive any claim that the State of Ohio is not a convenient forum or the proper venue for any such suit, action or proceeding.

WAIVER OF SPECIAL DAMAGES. THE PLEDGOR WAIVES. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE PLEDGOR MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE PLEDGOR AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) AMONG THE PLEDGOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS PLEDGE OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE OR CONTINUE PROVIDING THE FINANCING EVIDENCED BY THE BANK DEBT.

Dated: April 28, 2006

Pledgor:

AMEDICA CORP.

By:	/s/ Eugene B. Jones
Print Name:	Eugene B. Jones
Title:	VP Finance/CFO

State Organization Number: 5068805-0143

Address: 615 ARAPEEN DRIVE STE 302, SALT LAKE CITY, UT 84108